BrandywineGLOBAL — SMALL CAP VALUE FUND

Schedule of investments (unaudited)	September 30, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
COMMON STOCKS - 98.0%
CONSUMER DISCRETIONARY - 13.2%
Automobiles - 1.4%
Thor Industries Inc.	2,802	$196,084

Household Durables - 5.4%
iRobot Corp.	7,340	413,462	*
Purple Innovation Inc.	85,840	347,652	*

Total Household Durables		761,114

Internet & Direct Marketing Retail - 5.2%
Poshmark Inc., Class A Shares	15,510	243,042	*
Vivid Seats Inc., Class A Shares	29,570	226,506
Wayfair Inc., Class A Shares	8,140	264,957	*

Total Internet & Direct Marketing Retail		734,505

Multiline Retail - 1.2%
Big Lots Inc.	10,480	163,593

TOTAL CONSUMER DISCRETIONARY		1,855,296

CONSUMER STAPLES - 4.4%
Beverages - 1.3%
Boston Beer Co. Inc., Class A Shares	550	178,008	*

Food Products - 3.1%
Ingredion Inc.	5,481	441,330

TOTAL CONSUMER STAPLES		619,338

ENERGY - 5.7%
Energy Equipment & Services - 2.3%
Cactus Inc., Class A Shares	5,640	216,745
Expro Group Holdings NV	8,961	114,163	*

Total Energy Equipment & Services		330,908

Oil, Gas & Consumable Fuels - 3.4%
Callon Petroleum Co.	5,160	180,652	*
Laredo Petroleum Inc.	4,670	293,509	*

Total Oil, Gas & Consumable Fuels		474,161

TOTAL ENERGY		805,069

FINANCIALS - 32.5%
Banks - 17.3%
Associated Banc-Corp.	18,340	368,267
HomeStreet Inc.	3,651	105,185
Old National Bancorp	8,648	142,433
PacWest Bancorp	8,500	192,100
Popular Inc.	4,082	294,149
Synovus Financial Corp.	10,500	393,855
Texas Capital Bancshares Inc.	6,600	389,598	*

See Notes to Schedule of Investments.

BrandywineGLOBAL — Small Cap Value Fund 2022 Quarterly Report	1

BrandywineGLOBAL — SMALL CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Banks - (continued)
Umpqua Holdings Corp.	19,390	$331,375
Webster Financial Corp.	4,847	219,085

Total Banks		2,436,047

Capital Markets - 2.4%
Invesco Ltd.	10,170	139,329
New Mountain Finance Corp.	17,760	204,773

Total Capital Markets		344,102

Consumer Finance - 6.9%
Bread Financial Holdings Inc.	8,610	270,784
NerdWallet Inc., Class A Shares	48,074	426,416	*
SLM Corp.	19,250	269,308

Total Consumer Finance		966,508

Thrifts & Mortgage Finance - 5.9%
Essent Group Ltd.	10,880	379,385
Flagstar Bancorp Inc.	8,080	269,872
loanDepot Inc., Class A Shares	130,780	172,630

Total Thrifts & Mortgage Finance		821,887

TOTAL FINANCIALS		4,568,544

HEALTH CARE - 6.6%
Health Care Equipment & Supplies - 3.2%
Globus Medical Inc., Class A Shares	5,813	346,280	*
Tactile Systems Technology Inc.	13,620	106,100	*

Total Health Care Equipment & Supplies		452,380

Health Care Providers & Services - 1.2%
PetIQ Inc.	24,470	168,843	*

Pharmaceuticals - 2.2%
ANI Pharmaceuticals Inc.	4,270	137,238	*
Collegium Pharmaceutical Inc.	10,339	165,631	*

Total Pharmaceuticals		302,869

TOTAL HEALTH CARE		924,092

INDUSTRIALS - 12.5%
Airlines - 3.5%
Alaska Air Group Inc.	7,320	286,578	*
Allegiant Travel Co.	2,784	203,176	*

Total Airlines		489,754

Building Products - 1.8%
JELD-WEN Holding Inc.	29,020	253,925	*

See Notes to Schedule of Investments.

2	BrandywineGLOBAL — Small Cap Value Fund 2022 Quarterly Report

BrandywineGLOBAL — SMALL CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

(Percentages shown based on Fund net assets)

SECURITY	SHARES	VALUE
Commercial Services & Supplies - 2.6%
ACV Auctions Inc.	34,670	$249,277	*
MillerKnoll Inc.	7,750	120,900

Total Commercial Services & Supplies		370,177

Electrical Equipment - 3.0%
Powell Industries Inc.	3,240	68,299
Vertiv Holdings Co.	36,180	351,670

Total Electrical Equipment		419,969

Road & Rail - 1.6%
Lyft Inc., Class A Shares	16,910	222,705	*

TOTAL INDUSTRIALS		1,756,530

INFORMATION TECHNOLOGY - 7.1%
Electronic Equipment, Instruments & Components - 4.7%
IPG Photonics Corp.	1,890	159,422	*
Rogers Corp.	1,558	376,849	*
Vontier Corp.	7,290	121,816

Total Electronic Equipment, Instruments & Components		658,087

Semiconductors & Semiconductor Equipment - 2.4%
Cohu Inc.	7,070	182,264	*
Ichor Holdings Ltd.	6,370	154,218	*

Total Semiconductors & Semiconductor Equipment		336,482

TOTAL INFORMATION TECHNOLOGY		994,569

MATERIALS - 4.2%
Metals & Mining - 4.2%
Alamos Gold Inc., Class A Shares	40,350	298,993
Haynes International Inc.	8,330	292,550

TOTAL MATERIALS		591,543

REAL ESTATE - 11.8%
Equity Real Estate Investment Trusts (REITs) - 10.8%
EPR Properties	6,480	232,373
Equity Commonwealth	17,600	428,736
Franklin Street Properties Corp.	55,015	144,689
Ryman Hospitality Properties Inc.	5,000	367,950
Sunstone Hotel Investors Inc.	35,820	337,424

Total Equity Real Estate Investment Trusts (REITs)		1,511,172

Real Estate Management & Development - 1.0%
Howard Hughes Corp.	2,510	139,029	*

TOTAL REAL ESTATE		1,650,201

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $16,218,804)		13,765,182

See Notes to Schedule of Investments.

BrandywineGLOBAL — Small Cap Value Fund 2022 Quarterly Report	3

BrandywineGLOBAL — SMALL CAP VALUE FUND

Schedule of investments (unaudited) (cont’d)	September 30, 2022

(Percentages shown based on Fund net assets)

SECURITY	RATE	SHARES	VALUE
SHORT-TERM INVESTMENTS - 2.0%
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares (Cost - $275,272)	2.615%	275,272	$275,272	(a)

TOTAL INVESTMENTS - 100.0% (Cost - $16,494,076)			14,040,454
Liabilities in Excess of Other Assets - (0.0)%††			(1,551)

TOTAL NET ASSETS - 100.0%			$14,038,903

††	Represents less than 0.1%.

*	Non-income producing security.

(a)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At September 30, 2022, the total market value of investments in Affiliated Companies was $275,272 and the cost was $275,272 (Note 2).

This Schedule of Investments is unaudited and is intended to provide information about the Fund’s investments as of the date of the schedule.

See Notes to Schedule of Investments.

4	BrandywineGLOBAL — Small Cap Value Fund 2022 Quarterly Report

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

BrandywineGLOBAL — Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s manager has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s manager is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s manager and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

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Notes to Schedule of Investments (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to Schedule of Investments (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common Stocks†	$13,765,182	—	—	$13,765,182
Short-Term Investments†	275,272	—	—	275,272

Total Investments	$14,040,454	—	—	$14,040,454

†	See Schedule of Investments for additional detailed categorizations.

2. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the period ended September 30, 2022. The following transactions were effected in such company for the period ended September 30, 2022.

	Affiliate Value at September 1, 2022 (inception date)	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$883,431	883,431	$608,159	608,159

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at September 30, 2022
Western Asset Premier Institutional U.S. Treasury Reserves, Premium Shares	—	$1,290	—	$275,272

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